QuickLinks -- Click here to rapidly navigate through this document

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2003
RWD TECHNOLOGIES, INC. (Exact Name of registrant as specified in its charter)
Maryland (State of Incorporation)	0-22145 (Commission File Number)	52-1552720 (IRS Employer Identification No.)
5521 Research Park Drive, Baltimore, Maryland 21228 (Address of principal executive offices)
(410) 869-1000 (Registrant's telephone number)

Item 5.    Other Information

        On August 5, 2003, the Company issued a press release announcing its Second Quarter 2003 Results. A copy of the press release issued by the Company is attached as an exhibit to this Current Report on Form 8-K.

Item 7.    Financial Statements and Exhibits

  (c)
  Exhibits. The following exhibits are filed with this document.

Exhibit Number	Description
99.1	Press Release dated August 5, 2003.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RWD TECHNOLOGIES, INC.
	By:	/s/ Laurens MacLure, Jr. Laurens MacLure, Jr. Vice President, General Counsel and Secretary
Date: August 6, 2003

Exhibit Index

Exhibit Number	Description
99.1	Press Release dated August 5, 2003

QuickLinks

SIGNATURES
Exhibit Index